UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 3, 2004

Date of Report (date of earliest event reported)

KYPHON INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	000-49804	77-0366069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Bordeaux Drive

Sunnyvale, California, 94089

(Address of principal executive offices)

(408) 548-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Transcript of conference call held on January 27, 2004

Item 12. Results of Operations and Financial Condition

(a) On January 27, 2004, Kyphon Inc. issued a press release announcing its fourth quarter and full year 2003 results. The full text of that press release was attached as Exhibit 99.1 to the Current Report on Form 8-K furnished on January 27, 2004. Kyphon also presented the information in its press release during a conference call on January 27, 2004, which was available via Internet Webcast.

A transcript of the January 27, 2004 conference call is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KYPHON INC.

By:	/s/ Richard W. Mott
Richard W. Mott
President and Chief Executive Officer

Date: February 3, 2004